UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021

Landos Biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39971	81-5085535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Kraft Drive, Suite 216 Blacksburg, Virginia	24060
(Address of Principal Executive Offices)	(Zip Code)

(540) 218-2232

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	LABP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2021, Landos Biopharma, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2021. This press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Cautionary Note on Forward-Looking Statements

Any statements in this Form 8-K and the exhibits thereto about future expectations, plans and prospects for the Company , including but not limited to statements about the receipt by the Company of future payments and achievement and timing of milestones under the terms of the licensing collaboration with LianBio, the Company’s strategy, clinical development and regulatory plans for its product candidates, the Company’s anticipated milestones and future expectations and plans and prospects for the Company and other statements containing the words “anticipate”, “plan”, “expect”, “may”, “will”, “could”, the negatives thereof, variations thereon and similar expressions, or by discussions of strategy constitute forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties inherent in the initiation and enrollment of future clinical trials, expectations of expanding ongoing clinical trials, availability and timing of data from ongoing clinical trials, expectations for regulatory approvals, other matters that could affect the availability or commercial potential of the Company’s product candidates and other similar risks. Actual milestones from collaborative arrangements described herein and the period over which those revenues may be earned may differ substantially from those anticipated, due to the numerous risks and uncertainties associated with research, development and commercialization of pharmaceutical drugs in general and the particular risks associated with such collaborative arrangements, including those associated with the need to obtain regulatory approvals in various jurisdictions. Additional information regarding these and other risks associated with our business is included in detail in our Securities and Exchange Commission (“SEC”) filings, including in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that we make from time to time with the SEC. Such risks may be amplified by the impacts of the COVID-19 pandemic. In addition, the forward-looking statements included in this press release represent the Company’s views only as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as may be required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated July 29, 2021

104	The cover page from Landos Biopharma, Inc.’s Form 8-K filed on August 2, 2021, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landos Biopharma, Inc.

Dated: August 2, 2021	By:	/s/ Josep Bassaganya-Riera
Josep Bassaganya-Riera
Chief Executive Officer